Exhibit A

Motorola Solutions, Inc.
2013-2015 LRIP Terms

Design Feature	2013-2015 LRIP
Performance Cycle	Three years from 2013-2015
Eligible Population	CVP and above
Performance Criteria
Relative Total Shareholder Return (TSR)
TSR Defined as:
Ending stock price
   (Daily average during the final three months of the Performance Cycle)
+ Value of reinvested dividends
= Total ending value
– Beginning stock price
   (Daily average during the three months preceding the Performance Cycle)
= Total value created
÷ Beginning share price
   (Daily average during the three months preceding the Performance Cycle)
= Total shareholder return

Negative TSR Component	If the resulting TSR performance for Motorola Solutions is negative, the Committee will have negative discretion to reduce the final payout up to a 25% reduction of the calculated payout.
Comparator Group	Danaher Corp.	JVC Kenwood Corp.
	Eaton Corp.	NCR Corp.
	Emerson Electric Co.	Parker-Hannifin Corp.
	Harris Corp.	Raytheon Co.
	Honeywell International, Inc.	Rockwell Collins, Inc.
	Ingersoll-Rand PLC	TE Connectivity Ltd.
	Intermec, Inc.	Tyco International Ltd.
Payout Scale
	TSR Rank	Payout Factor
	1	200%
	2	185%
	3	170%
	4	155%
	5	140%
	6	125%
	7	110%
	8	100%
	9	75%
	10	50%
	11	25%
	12	0%
	13	0%
	14	0%
	15	0%
	A comparator company must be publicly traded on or after July 1, 2014, to be included in the TSR rank among other companies at the end of the performance cycle.

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Exhibit A

In the event a comparator company stops being publicly traded before July 1, 2014, the company will be excluded from the TSR rank at the end of the performance cycle and the payout scale will be adjusted as follows:

Payout Scale With 13 Comparator Companies:		Payout Scale With 12 Comparator Companies:

TSR Rank	Payout Factor	TSR Rank	Payout Factor
1	200%	1	200%
2	180%	2	180%
3	160%	3	160%
4	140%	4	140%
5	120%	5	120%
6	110%	6	110%
7	100%	7	100%
8	75%	8	65%
9	50%	9	25%
10	25%	10	0%
11	0%	11	0%
12	0%	12	0%
13	0%	13	0%
14	0%

Payout Scale With 11 Comparator Companies:		Payout Scale With 10 Comparator Companies:

TSR Rank	Payout Factor	TSR Rank	Payout Factor
1	200%	1	200%
2	180%	2	180%
3	160%	3	160%
4	140%	4	140%
5	120%	5	120%
6	100%	6	100%
7	65%	7	65%
8	25%	8	25%
9	0%	9	0%
10	0%	10	0%
11	0%	11	0%
12	0%

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